                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: July 25, 2002

                       CHASE MORTGAGE FINANCE CORPORATION
      ---------------------------------------------------------------------
                           (Exact name of registrant)

Delaware                        333-56081                   52-1495132
-----------------------------   -------------------------   --------------------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)


                 343 Thornall Street, Edison, NJ                   08837
                 -----------------------------------------      ----------
                 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (732) 205-0600

Item 5.  Other Events:


         On or about July 25, 2002, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2002-S1, Series 2002-S2, Series 2002-S3, Series 2002-S4, Series 2002-S5, Series 2002-S6, Series 2002-S7 and Series 2002-A1 contemplated by the applicable Pooling and Servicing Agreements for such Series (collectively, the "Pooling and Servicing Agreements").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                    20.1 Monthly Reports with respect to the July 25, 2002 distribution

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 7, 2002

                                            JPMorgan Chase Bank
                                            (f/k/a "The Chase Manhattan Bank"),
                                            As Paying Agent, on behalf of
                                            Chase Mortgage Finance Corp.


                                            By:  /s/ Andrew M. Cooper
                                            ------------------------------
                                            Name:  Andrew M. Cooper
                                            Title: Trust Officer

                                          INDEX TO EXHIBITS
                                          -----------------

Exhibit No.                               Description
---------------                           -----------
20.1                                      Monthly Reports with respect to the
                                          distribution to certificateholders
                                          on July 25, 2002.